Discontinued Operations And Sale Of Businesses	12 Months Ended
Dec. 31, 2011
Discontinued Operations And Sale Of Businesses [Abstract]
Discontinued Operations And Sale Of Businesses

3. Discontinued operations and sale of businesses

On April 30, 2010, the company completed the sale of its health information management (HIM) business, and on August 31, 2010, the company completed the sale of its UK-based Unisys Insurance Services Limited (UISL) business, which provided business process outsourcing (BPO) services to the UK life and pensions industry. In 2010, the company received net proceeds of $117.2 million related to the sale of HIM, UISL and the U.S. specialized technology check sorter equipment and related U.S. maintenance business (discussed below).

The results of total discontinued operations for the years ended December 31, 2010 and 2009 were as follows (in millions of dollars):

(millions)	2010	2009
Revenue	$94.6	$212.0
Income
Operations	$8.2	$16.4
Gain on sale	69.0	–
	77.2	16.4
Income tax benefit	–	(.7)
Income from discontinued operations, net of tax	$77.2	$17.1

The results of the HIM business discontinued operations for the years ended December 31, 2010 and 2009 were as follows (in millions of dollars):

(millions)	2010*	2009
Revenue	$42.0	$111.7
Income
Operations	$10.0	$19.6
Gain on sale	64.5	–
	74.5	19.6
Income tax provision	–	–
Income from discontinued operations, net of tax	$74.5	$19.6

* Includes results of operations through the April 30, 2010 closing date.

The results of the UISL business discontinued operations for the years ended December 31, 2010 and 2009 were as follows (in millions of dollars):

(millions)	2010*	2009
Revenue	$52.6	$100.3
Income (loss)
Operations	$(1.8)	$(3.2)
Gain on sale	4.5	–
	2.7	(3.2)
Income tax benefit	–	(.7)
Income (loss) from discontinued operations, net of tax	$2.7	$(2.5)

* Includes results of operations through the August 31, 2010 closing date.

In connection with the sale of UISL, the company paid $19.3 million during 2011. On February 1, 2010, the company completed the sale of its U.S. specialized technology check sorter equipment and related U.S. maintenance business. In 2009, the company reported an asset impairment related to this business of $13.4 million. In 2010, the company recorded a loss on the sale of approximately $3.3 million, principally as a result of closing date working capital and other adjustments. The divested business, which had operations in both of the company's reporting segments of Services and Technology, generated 2009 revenue and pretax loss of approximately $100 million and $3 million, respectively.

In December 2011, the company signed an agreement to sell its South African subsidiary. The sale is expected to close in the first half of 2012 and result in a gain. At December 31, 2011, the assets and liabilities of this subsidiary were reported as held for sale in the company's consolidated balance sheet as follows: approximately $11 million in "prepaid expenses and other current assets" and approximately $15 million in "other accrued liabilities." The subsidiary, which has operations in both of the company's reporting segments of Services and Technology, generated 2011 revenue and pretax income of approximately $40 million and $8 million, respectively.